SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☒ Soliciting Material Pursuant to §240.14a-12

AMERITRADE HOLDING CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

Filed by Ameritrade Holding Corporation Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934 Subject Company: Ameritrade Holding Corporation Commission File No.: 000-49992

This filing consists of communications sent by Ameritrade Holding Corporation to its different customers on October 13, 2005.

The future of trading and
investing is near.
A special update and invitation for you...
Our acquisition of the U.S. brokerage business of TD Waterhouse is proceeding right on track. As we bring our two companies together to create TD Ameritrade, we’ll be bringing you an expanded investing and trading experience, with a comprehensive suite of financial services and easier access to all of the markets’ potential. Soon, as a client of TD Ameritrade, you’ll have even more of the tools, choices and resources you need to help you spot and seize market opportunities.
Here’s the latest news.
We filed our preliminary proxy statement with the Securities and Exchange Commission on September 12, 2005 and are in the process of satisfying all other necessary regulatory filings and legal requirements. With everything progressing as planned, we expect the transaction to close by early 2006. At that time, we will be able to share with you our specific plans for TD Ameritrade. Right now, please continue to use your accounts and services just as you always have. We will continue to keep you informed of our progress and post updates on our Web site.
Your input would be much appreciated.
As an Ameritrade Apex client, you are invited to become a member of our Client Insight Group. Through a series of three to four 15-minute surveys, conducted online or by telephone, you’ll have an opportunity to provide your thoughts and feedback about the tools and services you believe can help you make the most of your TD Ameritrade relationship. To be part of our Client Insight Group, accept this invitation by October 21, 2005.
Also, feel free to e-mail me at anytime with suggestions or questions at JoeM@Ameritrade.com.
Thank you for your business. We value your loyalty and your input, and look forward to bringing you the future of trading and investing very soon.
Sincerely,
Joe Moglia
Chief Executive Officer
Ameritrade Holding Corporation

Ameritrade understands the importance of protecting your privacy. If you do not wish to receive news about new and valuable services in the future, please visit our unsubscribe page.
Additional Information and Where to Find It
In connection with the proposed transaction, Ameritrade filed a preliminary proxy statement concerning the transaction with the Securities and Exchange Commission (“SEC”) on September 12, 2005. Ameritrade will also file a definitive proxy statement and relevant documents with the SEC in connection with the proposed transaction. SECURITY HOLDERS OF AMERITRADE ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the definitive proxy statement and other documents when they become available by contacting Investor Relations at www.amtd.com, or by mail at Ameritrade Investor Relations, 4211 S. 102 Street, Omaha, NE 68127, or by telephone: 800-237-8692. In addition, documents filed with the SEC by Ameritrade are available free of charge at the SEC’s web site at www.sec.gov.
Ameritrade Holding Corporation, The Toronto-Dominion Bank, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Ameritrade in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction is included in the preliminary proxy statement of Ameritrade described above. This document is available free of charge at the SEC’s web site at www.sec.gov and from Investor Relations at Ameritrade as described above. Information regarding The Toronto-Dominion Bank’s directors and executive officers is available in its Annual Report on Form 40-F for the year ended October 31, 2004, which was filed with the SEC on December 13, 2004, and in its notice of annual meeting and proxy circular for its 2005 annual meeting, which was filed with the SEC on February 17, 2005. These documents are available free of charge at the SEC’s web site at www.sec.gov.
TD Waterhouse Investor Services, Inc. and its affiliated clearing firm, National Investor Services Corp., are members NYSE/SIPC and subsidiaries of TD Waterhouse Group, Inc., which is itself a subsidiary of The Toronto-Dominion Bank.
Market volatility, volume and system availability may delay account access and trade executions.
Ameritrade, Inc., member NASD/SIPC is a subsidiary of Ameritrade Holding Corporation.
Ameritrade and logo are a registered trademark and trademarks of Ameritrade IP Company, Inc. ©2005 Ameritrade IP Company, Inc. All rights reserved. Used with permission.
ATI 1579 EM 10/05

The future of trading and
investing is near.
A special update for you...
Our acquisition of the U.S. brokerage business of TD Waterhouse is proceeding right on track. As we bring our two companies together to create TD Ameritrade, we’ll be bringing you an expanded investing and trading experience, with a comprehensive suite of financial services and easier access to all of the markets’ potential. Soon, as a client of TD Ameritrade, you’ll have even more of the tools, choices and resources you need to help you spot and seize market opportunities.
Here’s the latest news.
We filed our preliminary proxy statement with the Securities and Exchange Commission on September 12, 2005 and are in the process of satisfying all other necessary regulatory filings and legal requirements. With everything progressing as planned, we expect the transaction to close by early 2006. At that time, we will be able to share with you our specific plans for TD Ameritrade. Right now, please continue to use your accounts and services just as you always have. We will continue to keep you informed of our progress and post updates on our Web site.
Also, feel free to e-mail me at anytime with suggestions or questions at JoeM@Ameritrade.com.
Thank you for your business. We value your loyalty and your input, and look forward to bringing you the future of trading and investing very soon.
Sincerely,
Joe Moglia
Chief Executive Officer
Ameritrade Holding Corporation

Ameritrade understands the importance of protecting your privacy. If you do not wish to receive news about new and valuable services in the future, please visit our unsubscribe page.
Additional Information and Where to Find It
In connection with the proposed transaction, Ameritrade filed a preliminary proxy statement concerning the transaction with the Securities and Exchange Commission (“SEC”) on September 12, 2005. Ameritrade will also file a definitive proxy statement and relevant documents with the SEC in connection with the proposed transaction. SECURITY HOLDERS OF AMERITRADE ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the definitive proxy statement and other documents when they become available by contacting Investor Relations at www.amtd.com, or by mail at Ameritrade Investor Relations, 4211 S. 102 Street, Omaha, NE 68127, or by telephone: 800-237-8692. In addition, documents filed with the SEC by Ameritrade are available free of charge at the SEC’s web site at www.sec.gov.
Ameritrade Holding Corporation, The Toronto-Dominion Bank, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Ameritrade in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction is included in the preliminary proxy statement of Ameritrade described above. This document is available free of charge at the SEC’s web site at www.sec.gov and from Investor Relations at Ameritrade as described above. Information regarding The Toronto-Dominion Bank’s directors and executive officers is available in its Annual Report on Form 40-F for the year ended October 31, 2004, which was filed with the SEC on December 13, 2004, and in its notice of annual meeting and proxy circular for its 2005 annual meeting, which was filed with the SEC on February 17, 2005. These documents are available free of charge at the SEC’s web site at www.sec.gov.
TD Waterhouse Investor Services, Inc. and its affiliated clearing firm, National Investor Services Corp., are members NYSE/SIPC and subsidiaries of TD Waterhouse Group, Inc., which is itself a subsidiary of The Toronto-Dominion Bank.
Market volatility volume and system availability may delay trade executions and system access.
Ameritrade, Inc., member NASD/SIPC is a subsidiary of Ameritrade Holding Corporation.
Ameritrade and logo are trademark or registered trademarks of Ameritrade IP Company, Inc. ©2005 Ameritrade IP Company, Inc. All rights reserved. Used with permission.
ATI 1580 EM 10/05

The future of trading and
investing is near.
A special update for you...
Our acquisition of the U.S. brokerage business of TD Waterhouse is proceeding right on track. As we bring our two companies together to create TD Ameritrade, we’ll be bringing you an expanded investing and trading experience, with a comprehensive suite of financial services and easier access to all of the markets’ potential. Soon, as a client of TD Ameritrade, you’ll have even more of the tools, choices and resources you need to help you spot and seize market opportunities.
Here’s the latest news.
We filed our preliminary proxy statement with the Securities and Exchange Commission on September 12, 2005 and are in the process of satisfying all other necessary regulatory filings and legal requirements. With everything progressing as planned, we expect the transaction to close by early 2006. At that time, we will be able to share with you our specific plans for TD Ameritrade. Right now, please continue to use your accounts and services just as you always have. We will continue to keep you informed of our progress and post updates on our Web site.
Also, feel free to e-mail me at anytime with suggestions or questions at JoeM@Ameritrade.com.
Thank you for your business. We value your loyalty and your input, and look forward to bringing you the future of trading and investing very soon.
Sincerely,
Joe Moglia
Chief Executive Officer
Ameritrade Holding Corporation

Additional Information and Where to Find It
In connection with the proposed transaction, Ameritrade filed a preliminary proxy statement concerning the transaction with the Securities and Exchange Commission (“SEC”) on September 12, 2005. Ameritrade will also file a definitive proxy statement and relevant documents with the SEC in connection with the proposed transaction. SECURITY HOLDERS OF AMERITRADE ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the definitive proxy statement and other documents when they become available by contacting Investor Relations at www.amtd.com, or by mail at Ameritrade Investor Relations, 4211 S. 102 Street, Omaha, NE 68127, or by telephone: 800-237-8692. In addition, documents filed with the SEC by Ameritrade are available free of charge at the SEC’s web site at www.sec.gov.
Ameritrade Holding Corporation, The Toronto-Dominion Bank, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Ameritrade in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction is included in the preliminary proxy statement of Ameritrade described above. This document is available free of charge at the SEC’s web site at www.sec.gov and from Investor Relations at Ameritrade as described above. Information regarding The Toronto-Dominion Bank’s directors and executive officers is available in its Annual Report on Form 40-F for the year ended October 31, 2004, which was filed with the SEC on December 13, 2004, and in its notice of annual meeting and proxy circular for its 2005 annual meeting, which was filed with the SEC on February 17, 2005. These documents are available free of charge at the SEC’s web site at www.sec.gov
Ameritrade, Inc., member NASD/SIPC is a subsidiary of Ameritrade Holding Corporation.
Ameritrade and logo are a registered trademark and trademarks of Ameritrade IP Company, Inc. Used with permission. © 2005 Ameritrade IP Company. All rights reserved.
ATIZ 1580 EM 10/05

Frequently Asked Questions
Q: What effect will the combination of Ameritrade and TD Waterhouse have on me as an Ameritrade client?
A: Ameritrade and TD Waterhouse feel we can better serve our clients as a new combined entity. This transaction allows us to combine the powerful online trading tools, advanced technology, and 24/7 service you expect from Ameritrade, with the extensive branch network, personalized investment services and financial advice that TD Waterhouse offers.
Q: What kinds of changes are going to happen to my account, commissions and services?
A: There will be no changes until the acquisition has been completed. We estimate that the transaction will be completed by early 2006. There will be no change in your account before then.
Q: When will you know if there will be changes?
A: There will be no information about these changes until after the transaction has closed in early 2006. We will notify you in advance of any changes to your account.
Q: When do you think changes will occur?
A: We anticipate completing the transaction by early 2006. There will be no changes until after that time and we will contact you in writing, well in advance.
Q: How will I be informed of any changes?
A: We’ll keep you informed. You’ll always find the latest acquisition news on this Web site, and if any changes to your account are going to be made, we’ll contact you in writing regarding the details. To ensure you get all information as quickly as possible, please update your e-mail address.
Q: Will I be able to purchase Ameritrade® products at a local TD Waterhouse branch?
A: TD Waterhouse branches will continue to sell and service only TD Waterhouse products until Ameritrade and TD Waterhouse are integrated under the TD Ameritrade name.
Q: Is there anything I need to do now?
A: No. Your relationship, commissions and services are unchanged.
Q: Will the features, terms and conditions of my account remain in effect?
A: Yes. Your account terms and conditions, privacy policy, commissions, rates and fees etc. remain in effect unless we notify you of any specific changes that will affect your account. To ensure you get all the related information, please update your e-mail address.

Q: What if I need to contact Client Services – will I be able to go to a TD Waterhouse branch?
A: Please continue to contact Client Services by e-mail or phone 24/7. Although we are very eager to offer our clients added branch access, that service will not be available until after the acquisition is completed.
Q: Can I expect the same level of execution quality I get today?
A: There will be no change to the routing and execution of your orders at this time. Ameritrade prides itself in quality execution and offers a 5 Second guarantee. We will continue to seek best execution on your trades.*
Q: Who is TD Waterhouse?
A: Marking 150 years of service to Canadians in 2005, The Toronto-Dominion Bank and its subsidiaries (including TD Waterhouse Group, Inc.) are collectively known as TD Bank Financial Group. TD Bank Financial Group serves more than 14 million customers in four key businesses operating in a number of locations in key financial centers around the globe. TD Bank Financial Group also ranks among the world’s leading on-line financial services firms, with more than 4.5 million online clients. The Toronto-Dominion Bank trades on the Toronto and New York Stock Exchanges under the symbol “TD”. TD Waterhouse Discount Brokerage, TD Waterhouse Financial Planning, and TD Waterhouse Private Investment Advice are divisions of TD Waterhouse Canada Inc., a subsidiary of The Toronto-Dominion Bank. For more information please visit www.td.com.
Q: Why is the company being named TD Ameritrade if Ameritrade is buying TD Waterhouse?
A: The Toronto-Dominion Bank will be the largest single shareholder of Ameritrade after the sale closes. The new name is in recognition of that relationship.
Q: Who will CEO of TD Ameritrade once the transaction is finalized?
A: Joe Moglia will be the CEO of the company, reporting to the Board of Directors of TD Ameritrade.
Q: If I want to transfer my account to Ameritrade from TD Waterhouse, can I do so?
A: Ameritrade and TD Waterhouse remain in direct competition with each other until the transaction is completed. If during that time you make an independent decision to transfer from one firm to another that is your choice. If you choose to remain at your current firm and the transaction is finalized, you will avoid the inconvenience of transfer and enjoy the benefits of TD Ameritrade taking care of all the details for you when the time comes.
Q: Is TD Waterhouse being bought because it is in financial trouble?

A: No. The combination of TD Waterhouse and Ameritrade will create a very competitive entity, providing clients with an even better mix of products, service and value in the financial services industry.
* The Ameritrade 5-Second Guarantee offer is limited to market orders to buy or sell at least 100 and up to 1,000 shares of an equity included in the S&P 100 Index and entered via the Ameritrade Web site using “Auto Routing” 15 minutes after market opening and more than 5 seconds before market close of the regular trading session. See the Ameritrade Web site for complete details — www.ameritrade.com. — S&P 100 is a trademark of McGraw-Hill Companies, Inc. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.
Execution price, speed and liquidity are affected by many factors, including market volatility, size and type of order and available market centers.
Additional Information and Where to Find It
In connection with the proposed transaction, Ameritrade filed a preliminary proxy statement concerning the transaction with the Securities and Exchange Commission (“SEC”) on September 12, 2005. Ameritrade will also file a definitive proxy statement and relevant documents with the SEC in connection with the proposed transaction. SECURITY HOLDERS OF AMERITRADE ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the proxy statement and other documents when they become available by contacting Investor Relations at www.amtd.com, or by mail at Ameritrade Investor Relations, 4211 S. 102 Street, Omaha, NE 68124, or by Telephone: 800-237-8692. In addition, documents filed with the SEC by Ameritrade are available free of charge at the SEC’s web site at www.sec.gov.
Ameritrade Holding Corporation, The Toronto-Dominion Bank, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Ameritrade in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction is included in the preliminary proxy statement of Ameritrade described above. Information regarding The Toronto-Dominion Bank’s directors and executive officers is available in its Annual Report on Form 40-F for the year ended October 31, 2004, which was filed with the SEC on December 13, 2004, and in its notice of annual meeting and proxy circular for its 2005 annual meeting, which was filed with the SEC on February 17, 2005. These documents are available free of charge at the SEC’s web site at www.sec.gov and by directing a request to The Toronto-Dominion Bank, c/o TD Bank Financial Group, 66 Wellington Street West, Toronto, ON M5K 1A2, Attention: Investor Relations 416-308-9030.
TD Waterhouse Investor Services, Inc. and its affiliated clearing firm, National Investor Services Corp., are members NYSE/SIPC and subsidiaries of TD Waterhouse Group, Inc., which is itself a subsidiary of The Toronto-Dominion Bank.
Ameritrade, Inc., member NASD/SIPC, is a subsidiary of Ameritrade Holding Corporation.
ATI 1581 F 10/05

Frequently Asked Questions
Q: What effect will the combination of Ameritrade and TD Waterhouse have on me as an Ameritrade client?
A: Ameritrade and TD Waterhouse feel we can better serve our clients as a new combined entity. This transaction allows us to combine the powerful online trading tools and advanced technology you expect from Ameritrade, with the extensive branch network, personalized investment services and financial advice that TD Waterhouse offers.
Q: What kinds of changes are going to happen to my account, commissions and services?
A: There will be no changes until the acquisition has been completed. We estimate that the transaction will be completed by early 2006. There will be no change in your account before then.
Q: When will you know if there will be changes?
A: There will be no information about these changes until after the transaction has closed in early 2006. We will notify you in advance of any changes to your account.
Q: When do you think changes will occur?
A: We anticipate completing the transaction sometime by early 2006. There will be no changes until after that time and we will contact you in writing, well in advance.
Q: How will I be informed of any changes?
A: We’ll keep you informed. You’ll always find the latest acquisition news on this Web site, and if any changes to your account are going to be made, we’ll contact you in writing regarding the details. To ensure you get all information as quickly as possible, please update your e-mail address.
Q: Will I be able to purchase Ameritrade® products at a local TD Waterhouse branch?
A: TD Waterhouse branches will continue to sell and service only TD Waterhouse products until Ameritrade and TD Waterhouse are integrated under the TD Ameritrade name.
Q: Is there anything I need to do now?
A: No. Your relationship, commissions and services are unchanged.
Q: Will the features, terms and conditions of my account remain in effect?
A: Yes. Your account terms and conditions, privacy policy, commissions, rates and fees etc. remain in effect unless we notify you of any specific changes that will affect your account. To ensure you get all the related information, please update your e-mail address.
Q: What if I need to contact Client Services – will I be able to go to a TD Waterhouse branch?
A: Please continue to contact Client Services by e-mail. Although we are very eager to offer our clients added branch access that service will not be available until after the acquisition is completed.

Q: Can I expect the same level of execution quality I get today?
A: There will be no change to the routing and execution of your orders at this time. Ameritrade prides itself in quality execution. We will continue to seek best execution on your trades.
Q: Who is TD Waterhouse?
A: Marking 150 years of service to Canadians in 2005, The Toronto-Dominion Bank and its subsidiaries (including TD Waterhouse Group, Inc.) are collectively known as TD Bank Financial Group. TD Bank Financial Group serves more than 14 million customers in four key businesses operating in a number of locations in key financial centers around the globe. TD Bank Financial Group also ranks among the world’s leading on-line financial services firms, with more than 4.5 million online clients. The Toronto-Dominion Bank trades on the Toronto and New York Stock Exchanges under the symbol “TD”. TD Waterhouse Discount Brokerage, TD Waterhouse Financial Planning, and TD Waterhouse Private Investment Advice are divisions of TD Waterhouse Canada Inc., a subsidiary of The Toronto-Dominion Bank. For more information please visit www.td.com.
Q: Why is the company being named TD Ameritrade if Ameritrade is buying TD Waterhouse?
A: The Toronto-Dominion Bank will be the largest single shareholder of Ameritrade after the sale closes. The new name is in recognition of that relationship.
Q: Who will be CEO of TD Ameritrade once the transaction is finalized?
A: Joe Moglia will be the CEO of the company, reporting to the Board of Directors of TD Ameritrade.
Q: If I want to transfer my account to Ameritrade from TD Waterhouse, can I do so?
A: Ameritrade and TD Waterhouse remain in direct competition with each other for regulatory reasons until the transaction is completed. If during that time you make an independent decision to transfer from one firm to another that is your choice. If you choose to remain at your current firm and the transaction is finalized, you will avoid the inconvenience of transfer and enjoy the benefits of TD Ameritrade taking care of all the details for you when the time comes.
Q: Is TD Waterhouse being bought because it is in financial trouble?
A: No. While TD Waterhouse is a profitable and growing company, joining with Ameritrade will create a very competitive entity, providing clients with an even better mix of products, service and value in the financial services industry.
Execution price, speed and liquidity are affected by many factors, including market volatility, size and type of order and available market centers.
Additional Information and Where to Find It
In connection with the proposed transaction, Ameritrade filed a preliminary proxy statement concerning the transaction with the Securities and Exchange Commission (“SEC”) on September 12, 2005. Ameritrade will also file a definitive proxy statement and relevant documents with the SEC in connection with the proposed transaction. SECURITY HOLDERS OF AMERITRADE ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the proxy statement and other documents when they become available by contacting Investor Relations at www.amtd.com, or by mail at Ameritrade Investor Relations, 4211 S. 102 Street, Omaha, NE 68124, or by Telephone: 800-237-8692. In addition, documents filed with the SEC by Ameritrade are available free of charge at the SEC’s web site at www.sec.gov.
Ameritrade Holding Corporation, The Toronto-Dominion Bank, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Ameritrade in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction is included in the preliminary proxy statement of Ameritrade described above. Information regarding The Toronto-Dominion Bank’s directors and executive officers is available in its Annual Report on Form 40-F for the year ended October 31, 2004, which was filed with the SEC on December 13, 2004, and in its notice of annual meeting and proxy circular for its 2005 annual meeting, which was filed with the SEC on February 17, 2005. These documents are available free of charge at the SEC’s web site at www.sec.gov and by directing a request to The Toronto-Dominion Bank, c/o TD Bank Financial Group, 66 Wellington Street West, Toronto, ON M5K 1A2, Attention: Investor Relations 416-308-9030.
TD Waterhouse Investor Services, Inc. and its affiliated clearing firm, National Investor Services Corp., are members NYSE/SIPC and subsidiaries of TD Waterhouse Group, Inc., which is itself a subsidiary of The Toronto-Dominion Bank.
Ameritrade is a Division of Ameritrade, Inc., member NASD/SIPC, and a subsidiary of Ameritrade Holding Corporation.
ATIZ 1581 F 10/05

Frequently Asked Questions
Q: What effect will the combination of Ameritrade and TD Waterhouse have on me as an Ameritrade client?
A: Ameritrade and TD Waterhouse feel we can better serve our clients as a new combined entity. This transaction allows us to combine the powerful trading tools and advanced technology you expect from Ameritrade, with the extensive branch network, personalized investment services and financial advice that TD Waterhouse offers.
Q: What kinds of changes are going to happen to my account, commissions and services?
A: There will be no changes until the acquisition has been completed. We estimate that the transaction will be completed by early 2006. There will be no change in your account before then.
Q: When will you know if there will be changes?
A: There will be no information about these changes until after the transaction has closed in early 2006. We will notify you in advance of any changes to your account.
Q: When do you think changes will occur?
A: We anticipate completing the transaction sometime by early 2006. There will be no changes until after that time and we will contact you in writing, well in advance.
Q: How will I be informed of any changes?
A: We’ll keep you informed. You’ll always find the latest acquisition news on this Web site, and if any changes to your account are going to be made, we’ll contact you in writing regarding the details. To ensure you get all information as quickly as possible, please update your e-mail address.
Q: Will I be able to purchase Ameritrade® products at a local TD Waterhouse branch?
A: TD Waterhouse branches will continue to sell and service only TD Waterhouse products until Ameritrade and TD Waterhouse are integrated under the TD Ameritrade name.
Q: Is there anything I need to do now?
A: No. Your relationship, commissions and services are unchanged.
Q: Will the features, terms and conditions of my account remain in effect?
A: Yes. Your account terms and conditions, privacy policy, commissions, rates and fees etc. remain in effect unless we notify you of any specific changes that will affect your account. To ensure you get all the related information, please update your e-mail address.
Q: What if I need to contact Client Services – will I be able to go to a TD Waterhouse branch?
A: Please continue to contact Client Services by telephone and e-mail. Although we are very eager to offer our clients added branch access that service will not be available until after the acquisition is completed.

Q: Can I expect the same level of execution quality I get today?
A: There will be no change to the routing and execution of your orders at this time. Ameritrade prides itself in quality execution. We will continue to seek best execution on your trades.
Q: Who is TD Waterhouse?
A: Marking 150 years of service to Canadians in 2005, The Toronto-Dominion Bank and its subsidiaries (including TD Waterhouse Group, Inc.) are collectively known as TD Bank Financial Group. TD Bank Financial Group serves more than 14 million customers in four key businesses operating in a number of locations in key financial centers around the globe. TD Bank Financial Group also ranks among the world’s leading on-line financial services firms, with more than 4.5 million online clients. The Toronto-Dominion Bank trades on the Toronto and New York Stock Exchanges under the symbol “TD”. TD Waterhouse Discount Brokerage, TD Waterhouse Financial Planning, and TD Waterhouse Private Investment Advice are divisions of TD Waterhouse Canada Inc., a subsidiary of The Toronto-Dominion Bank. For more information please visit www.td.com.
Q: Why is the company being named TD Ameritrade if Ameritrade is buying TD Waterhouse?
A: The Toronto-Dominion Bank will be the largest single shareholder of Ameritrade after the sale closes. The new name is in recognition of that relationship.
Q: Who will be CEO of TD Ameritrade once the transaction is finalized?
A: Joe Moglia will be the CEO of the company, reporting to the Board of Directors of TD Ameritrade.
Q: If I want to transfer my account to Ameritrade from TD Waterhouse, can I do so?
 A: Ameritrade and TD Waterhouse remain in direct competition with each other until the transaction is completed. If during that time you make an independent decision to transfer from one firm to another that is your choice. If you choose to remain at your current firm and the transaction is finalized, you will avoid the inconvenience of transfer and enjoy the benefits of TD Ameritrade taking care of all the details for you when the time comes.
Q: Is TD Waterhouse being bought because it is in financial trouble?
A: No. While TD Waterhouse is a profitable and growing company, joining with Ameritrade will create a very competitive entity, providing clients with an even better mix of products, service and value in the financial services industry.
Execution price, speed and liquidity are affected by many factors, including market volatility, size and type of order and available market centers.
Additional Information and Where to Find It
In connection with the proposed transaction, Ameritrade filed a preliminary proxy statement concerning the transaction with the Securities and Exchange Commission (“SEC”) on September 12, 2005. Ameritrade will also file a definitive proxy statement and relevant documents with the SEC in connection with the proposed transaction. SECURITY HOLDERS OF AMERITRADE ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the proxy statement and other documents when they become available by contacting Investor

Relations at www.amtd.com, or by mail at Ameritrade Investor Relations, 4211 S. 102 Street, Omaha, NE 68124, or by Telephone: 800-237-8692. In addition, documents filed with the SEC by Ameritrade are available free of charge at the SEC’s web site at www.sec.gov.
Ameritrade Holding Corporation, The Toronto-Dominion Bank, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Ameritrade in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction is included in the preliminary proxy statement of Ameritrade described above. Information regarding The Toronto-Dominion Bank’s directors and executive officers is available in its Annual Report on Form 40-F for the year ended October 31, 2004, which was filed with the SEC on December 13, 2004, and in its notice of annual meeting and proxy circular for its 2005 annual meeting, which was filed with the SEC on February 17, 2005. These documents are available free of charge at the SEC’s web site at www.sec.gov and by directing a request to The Toronto-Dominion Bank, c/o TD Bank Financial Group, 66 Wellington Street West, Toronto, ON M5K 1A2, Attention: Investor Relations 416-308-9030.
TD Waterhouse Investor Services, Inc. and its affiliated clearing firm, National Investor Services Corp., are members NYSE/SIPC and subsidiaries of TD Waterhouse Group, Inc., which is itself a subsidiary of The Toronto-Dominion Bank.
Accutrade is a Division of Ameritrade, Inc., member NASD/SIPC, and a subsidiary of Ameritrade Holding Corporation.
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Frequently Asked Questions
Q: What effect will the combination of Ameritrade and TD Waterhouse have on me as an Ameritrade client?
A: Ameritrade and TD Waterhouse feel we can better serve our clients as a new combined entity. This transaction allows us to combine the powerful online trading tools and advanced technology you expect from Ameritrade, with the extensive branch network, personalized investment services and financial advice that TD Waterhouse offers.
Q: What kinds of changes are going to happen to my account, commissions and services?
A: There will be no changes until the acquisition has been completed. We estimate that the transaction will be completed by early 2006. There will be no change in your account before then.
Q: When will you know if there will be changes?
A: There will be no information about these changes until after the transaction has closed in early 2006. We will notify you in advance of any changes to your account.
Q: When do you think changes will occur?
A: We anticipate completing the transaction sometime by early 2006. There will be no changes until after that time and we will contact you in writing, well in advance.
Q: How will I be informed of any changes?
A: We’ll keep you informed. You’ll always find the latest acquisition news on this Web site, and if any changes to your account are going to be made, we’ll contact you in writing regarding the details. To ensure you get all information as quickly as possible, please update your e-mail address.
Q: Will I be able to purchase Ameritrade® products at a local TD Waterhouse branch?
A: TD Waterhouse branches will continue to sell and service only TD Waterhouse products until Ameritrade and TD Waterhouse are integrated under the TD Ameritrade name.
Q: Is there anything I need to do now?
A: No. Your relationship, commissions and services are unchanged.
Q: Will the features, terms and conditions of my account remain in effect?
A: Yes. Your account terms and conditions, privacy policy, commissions, rates and fees etc. remain in effect unless we notify you of any specific changes that will affect your account. To ensure you get all the related information, please update your e-mail address.
Q: What if I need to contact Client Services – will I be able to go to a TD Waterhouse branch?
A: Please continue to contact Client Services by e-mail or phone. Although we are very eager to offer our clients added branch access that service will not be available until after the acquisition is completed.
Q: Can I expect the same level of execution quality I get today?
A: There will be no change to the routing and execution of your orders at this time. Ameritrade prides itself in quality execution.
Q: Who is TD Waterhouse?
A: Marking 150 years of service to Canadians in 2005, The Toronto-Dominion Bank and its subsidiaries (including TD Waterhouse Group, Inc.) are collectively known as TD Bank Financial Group. TD Bank Financial Group serves more than 14 million customers in four key businesses operating in a number of locations in key financial centers around the globe. TD Bank Financial Group also ranks among the world’s leading on-line financial services firms, with more than 4.5 million online clients. The Toronto-Dominion Bank trades on the Toronto and New York Stock Exchanges under the symbol “TD”. TD Waterhouse Discount Brokerage, TD Waterhouse Financial Planning, and TD Waterhouse Private Investment Advice are divisions of TD Waterhouse Canada Inc., a subsidiary of The Toronto-Dominion Bank. For more information please visit www.td.com.
Q: Why is the company being named TD Ameritrade if Ameritrade is buying TD Waterhouse?
A: The Toronto-Dominion Bank will be the largest single shareholder of Ameritrade after the sale closes. The new name is in recognition of that relationship.
Q: Who will be CEO of TD Ameritrade once the transaction is finalized?
A: Joe Moglia will be the CEO of the company, reporting to the Board of Directors of TD Ameritrade.
Q: If I want to transfer my account to Ameritrade from TD Waterhouse, can I do so?
A: Ameritrade and TD Waterhouse remain in direct competition with each other for regulatory reasons until the transaction is completed. If during that time you make an independent decision to transfer from one firm to another that is your choice. If you choose to remain at your current firm and the transaction is finalized, you will avoid the inconvenience of transfer and enjoy the benefits of TD Ameritrade taking care of all the details for you when the time comes.
Q: Is TD Waterhouse being bought because it is in financial trouble?
A: No. While TD Waterhouse is a profitable and growing company, joining with Ameritrade will create a very competitive entity, providing clients with an even better mix of products, service and value in the financial services industry.
Execution price, speed and liquidity are affected by many factors, including market volatility, size and type of order and available market centers.
Additional Information and Where to Find It
In connection with the proposed transaction, Ameritrade filed a preliminary proxy statement concerning the transaction with the Securities and Exchange Commission (“SEC”) on September 12, 2005. Ameritrade will also file a definitive proxy statement and relevant documents with the SEC in connection with the proposed transaction. SECURITY HOLDERS OF AMERITRADE ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the proxy statement and other documents when they become available by contacting Investor Relations at www.amtd.com, or by mail at Ameritrade Investor Relations, 4211 S. 102 Street, Omaha, NE 68124, or by Telephone: 800-237-8692. In addition, documents filed with the SEC by Ameritrade are available free of charge at the SEC’s web site at www.sec.gov.
Ameritrade Holding Corporation, The Toronto-Dominion Bank, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Ameritrade in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction is included in the preliminary proxy statement of Ameritrade described above. Information regarding The Toronto-Dominion Bank’s directors and executive officers is available in its Annual Report on Form 40-F for the year ended October 31, 2004, which was filed with the SEC on December 13, 2004, and in its notice of annual meeting and proxy circular for its 2005 annual meeting, which was filed with the SEC on February 17, 2005. These documents are available free of charge at the SEC’s web site at www.sec.gov and by directing a request to The Toronto-Dominion Bank, c/o TD Bank Financial Group, 66 Wellington Street West, Toronto, ON M5K 1A2, Attention: Investor Relations 416-308-9030.
TD Waterhouse Investor Services, Inc. and its affiliated clearing firm, National Investor Services Corp., are members NYSE/SIPC and subsidiaries of TD Waterhouse Group, Inc., which is itself a subsidiary of The Toronto-Dominion Bank.
Ameritrade Plus is a Division of Ameritrade, Inc., member NASD/SIPC, and subsidiary of Ameritrade Holding Corporation.
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